KEMPER
BLUE CHIP FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED OCTOBER 31, 1997

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Seeking growth of capital and of income


                "... Overall, it was an excellent period
                 for equity markets, although it was
                 more volatile than recent years..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
14
Report of Independent Auditors
15
Financial Statements
17
Notes to Financial Statements
20
Financial Highlights

AT A GLANCE
------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
TOTAL RETURNS
------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

------------------------------------------------------------------------------

CLASS A                                               26.78%
CLASS B                                               25.62%
CLASS C                                               25.71%
LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE*        28.12%

------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
                                       AS OF      AS OF
                                      10/31/97   10/31/96
------------------------------------------------------------------------------

    KEMPER BLUE CHIP FUND CLASS A       $17.68     $17.14
------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS B       $17.61     $17.09
------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS C       $17.69     $17.15
------------------------------------------------------------------------------

------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
LIPPER RANKINGS*
------------------------------------------------------------------------------

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY

                   CLASS A                 CLASS B               CLASS C
------------------------------------------------------------------------------
   1-YEAR        #379 of 589 funds    #437 of 589 funds     #434 of 589 funds
------------------------------------------------------------------------------
   5-YEAR        #184 of 228 funds           N/A                   N/A
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 DIVIDEND REVIEW
------------------------------------------------------------------------------

 DURING THE YEAR ENDED OCTOBER 31, 1997, KEMPER BLUE CHIP FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------
    INCOME DIVIDEND         $0.2050   $0.0616   $0.0696
------------------------------------------------------------------------------
    SHORT-TERM CAPITAL
    GAIN                    $  1.81   $  1.81   $  1.81
------------------------------------------------------------------------------
    LONG-TERM CAPITAL GAIN  $  1.32   $  1.32   $  1.32
------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

[MORNINGSTAR STYLE BOX]

------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar
Style Box is based on a portfolio date as of October 31, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

PRICE-TO-EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly effected by financial, economic, business and other developments.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

Stephen B. Timbers is president, chief executive and chief investment officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $86 billion in assets, including $49 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDERS,

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

  Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high -- as our equity market was for most of this year -- they are vulnerable to relatively minor disappointments.

  As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

  But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market -- resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

  But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. By Wednesday, November 19, the Dow Jones Industrial Average had climbed back to where it was before Gray Monday, October 27, 1997. It took only 26 days to recoup -- contrast that with the 463 days needed to recoup from Black Monday. The market did not recover from its 22.6 percent October 19, 1987, market correction until January 24, 1989. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

  Our recent experience supported many of the basic tenets of investing:

  - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

  - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

  - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

  Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
  THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                NOW (11/30/97)          6 MONTHS AGO            1 YEAR AGO              2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.88                    6.49                   6.3                      5.71
PRIME RATE(2)                        8.5                     8.5                    8.25                     8.65
INFLATION RATE(3)*                   2.08                    2.3                    3.25                     2.6
THE U.S. DOLLAR(4)                   9.65                    5.52                   4.36                    -2.58
CAPITAL GOODS ORDERS(5)*             9.92                    7.16                   3.3                      8.09
INDUSTRIAL PRODUCTION(5)*            5.51                    4.23                   4.33                     3.4
EMPLOYMENT GROWTH(6)                 2.52                    2.13                   2.15                     1.91

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of October 31, 1997.

Sources: Economics Department, Zurich Kemper Investments, Inc.


  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
ZURICH KEMPER INVESTMENTS INC.

December 4, 1997

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1994 AND IS NOW A FIRST VICE PRESIDENT OF ZKI AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

VOLATILITY RETURNED TO THE MARKET IN A BIG WAY NEAR THE END OF THE FISCAL YEAR. YET PORTFOLIO MANAGER TRACY CHESTER REGISTERED A RESPECTABLE RETURN BY FOCUSING ON SOLID GROWTH COMPANIES SELLING AT ATTRACTIVE PRICES.

Q     TRACY, BEFORE YOU DETAIL THE FUND'S PERFORMANCE OVER THE LAST YEAR, COULD
YOU PROVIDE SOME BACKGROUND REGARDING THE PERFORMANCE OF STOCKS IN GENERAL?

A     Overall, it was an excellent period for equity markets, although it was more volatile than recent years. In broad terms, large company stocks performed the best during the first half of the fiscal year, and smaller stocks performed the best during the last half. For the year ended October 31, 1997, the Russell 1000 Index, the benchmark we use for large company growth stocks, rose 31.84 percent.

  Over the last 36 months or so, the market has advanced so routinely that people may have forgotten that it isn't always smooth sailing. They were reminded of the market's potential volatility over the last six months. But if investors didn't get spooked, they ended up with solid gains, and that just highlights the importance of maintaining a long-term focus.

Q     HOW DID THE FUND PERFORM IN COMPARISON?

A     For the year ended October 31, 1997, the fund's total return for Class A shares (unadjusted for any sales charge) was 26.78 percent, so we modestly lagged the market. As far as our peer group is concerned, the Lipper Growth & Income Fund Category Average returned 28.12 percent, so we performed about average. For us, however, our performance relative to our peers is disappointing because we were ahead of the Lipper average up until the last two or three months of the fiscal year.

Q     WHAT HAMPERED PERFORMANCE DURING THOSE LAST MONTHS?

A     There were a couple of factors. First, the market's volatility, which normally helps us, hindered us a bit. Second, there were a few negative surprises in an otherwise well-positioned portfolio.

Q     COULD YOU ELABORATE ON THAT FIRST POINT?

A     Certainly. Our philosophy has always been "bottom up" stock selection.
Rather than focus on economic conditions or entire sectors, we tend to choose stocks based on their individual merits, and seek those that offer above-average growth prospects, but are selling at what we believe to be attractive prices. To do that, we set upper and lower price targets on stocks. If a stock falls below a certain price level, we buy. If it rallies above a certain price level, we sell. In this way, we hope to benefit from most of the ride up, but avoid most of the ride down.

  When the market is volatile, that usually gives us opportunities to buy good stocks on a dip. Unfortunately, that disciplined approach to valuations worked against us over the last few months. The expensive stocks just got more expensive, and the less expensive stocks got less expensive.

Q     WHY WAS THAT?

A     The market's volatility, particularly in light of the problems experienced by Pacific Rim economies, made many investors nervous. The response was a flight to big, brand-name stocks that people believed were safer, and they would pay any price to do so. The lofty valuations that resulted

PERFORMANCE UPDATE

made us hesitant to buy companies like Coke or Merck or Pfizer. There's not a lot of upside in stocks priced that highly, and they are susceptible to a big plunge on any bad news. Regardless, the market continued to bid them up, and we didn't participate as fully as we would have liked.

Q     YOU ALSO MENTIONED A FEW GLITCHES IN AN OTHERWISE WELL-POSITIONED
PORTFOLIO. COULD YOU PROVIDE SOME EXAMPLES?

A     Our difficulties tended to be name-specific rather than sector-specific.
One example was Sears. Our retail holdings performed very well overall, but Sears' credit operation, which should have operated smoothly in a growing economy, created problems and the stock declined.

  Another example was our position in pharmaceutical stocks. As a group, they delivered strong gains well into the summer, when we lightened up on the larger companies because they'd become fully valued. We maintained a significant weighting in the sector by shifting assets into stocks that had better valuations, such as American Home Products. So far, however, it has lagged the giants.

  Finally, in the technology sector, we trimmed semiconductors before they corrected, but not enough as they were particularly hard hit in the wake of the Asian currency problems.

Q     DID YOU REPOSITION THE PORTFOLIO IN LIGHT OF THE TURBULENCE IN THE PACIFIC
RIM?

A     We have relatively little international exposure, but we did adopt a slightly more defensive position. As is our strategy, we made moves on a company-by-company basis rather than making sector bets. We are maintaining an overweighted position in finance, but are avoiding big money-center banks that have greater exposure to Asian currency problems. Instead, we're concentrating on strong regional banks with good franchises that are good candidates for a takeover.

  We've been somewhat defensive in technology and have favored service-oriented companies such as Computer Sciences, IBM, AMP and Diebold -- they're boring but solid companies that are unlikely to experience the "Asian flu" as severely as smaller, PC-oriented companies.

  We've reduced our exposure in capital goods stocks and cutting our basic industry exposure in half. That's a function of emphasizing domestic stocks.

  Overall, we treated the widespread price decline as an opportunity to reduce positions in more vulnerable companies and boost positions in our higher confidence stocks.

Q     WHAT DECISIONS WORKED OUT BEST DURING THE YEAR?

A     Financial stocks were an area of solid performance. We traded around them efficiently and were proactive when they reached our targets. That was particularly true of life insurance companies. There are a lot of management changes, consolidation, and structural changes within the industry, and many companies were beneficiaries. Our overweighting in retail also helped provide a good boost for the portfolio.

Q     WHAT STRATEGIES DIDN'T WORK OUT AS WELL?

A     Rails were a bit disappointing. We still like the sector and it had a nice run up until the summer, but they retraced a lot of their gains due largely to Union Pacific's problems coloring the sector. Transportation stocks as a whole are now even cheaper with solid, good quality companies available for very attractive prices. So we're maintaining an overweight in transports such as CSX, Norfolk Southern and Canadian Pacific.

Q     WHERE ARE YOU LOOKING FOR OPPORTUNITIES RIGHT NOW?

A     We continue to like consumer cyclicals like Toys R Us. We also like the radio area where there is a lot of consolidation going on. Clear Channel is an example, as is Westinghouse, which has divested itself of most of its non-broadcasting businesses.

  Health care is also an area of emphasis. We've been moving into service areas like HEALTHSOUTH Corp. We eliminated big names like Medtronic, Pfizer and Lilly simply because they look hugely expensive and don't appear to have much upside left. As we've gotten somewhat defensive we've built food and staples positions. We were lucky when they got hit hard earlier in the year because we had a chance to buy companies like Gillette at a less expensive price. General Mills and International Flavors & Fragrances were other examples.

Q     THE MARKET APPEARS AS IF IT WILL POST SIGNIFICANT GAINS FOR THE THIRD YEAR
IN A ROW. DO YOU THINK THIS PERFORMANCE WILL CONTINUE?

A     I'm not much of a prognosticator when it comes to the market. But the economy's growth, coupled with an environment of low inflation and low interest rates, offers many individual COMPANIES the potential to experience such gains. We intend to maintain strict attention to valuations and try to find these kinds of companies when they are priced attractively. At some point, the market is going to realize that there are a number of bargains on solid growth companies out there, and that's when we believe this fund will benefit the most.

PERFORMANCE UPDATE

-------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                              1-YEAR   5-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS A             19.46%   14.55%       12.69%      (since 11/23/87)
------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS B             22.62%     N/A        20.86       (since 5/31/94)
------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS C             25.71%     N/A        21.40       (since 5/31/94)
------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
Kemper Blue Chip Fund Class A
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 12/1/87 to 10/31/97
-------------------------------------------------------------------------------

                                         12/1/87     12/31/87   12/31/90    12/31/93     10/31/97
------------------------------------------------------------------------------------------------------
Kemper Blue Chip Fund Class A(1)          10000        9581       11581       17157        32805
Russell 1000 Index+                       10000       10733       15726       25137        53095
Standard & Poor's 500 Stock Index++       10000       10825       16077       24811        53158

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
Kemper Blue Chip Fund Class B
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 5/31/94 to 10/31/97
-------------------------------------------------------------------------------

                                         5/31/94      12/31/95    12/31/96        10/31/97
------------------------------------------------------------------------------------------------------
Kemper Blue Chip Fund Class B(1)          10000        12828        16232          19125
Russell 1000 Index+                       10000        14040        17188          21446
Standard & Poor's 500 Stock Index++       10000        14135        17377          21739

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
Kemper Blue Chip Fund Class C
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 5/31/94 to 10/31/97
-------------------------------------------------------------------------------

                                         5/31/94     12/31/94      12/31/95   12/31/96     10/31/97
------------------------------------------------------------------------------------------------------
Kemper Blue Chip Fund Class C(1)          10000        9838          12890      16310        19420
Russell 1000 Index+                       10000       10190          14048      17188        21446
Standard & Poor's 500 Stock Index++       10000       10284          14135      17372        21739

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of
    5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1 year, 3 percent; 5 year, 1 percent; since inception, 0 percent. For Class C shares there is no adjustment for sales charge. The maximum Class B share CDSC is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the CDSC in effect at the end of the period for Class B shares. In comparing Kemper Blue Chip Fund Class A and Class B shares to the two indices, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS


A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on October 31, 1997, and on October 31, 1996.

                     [YEAR-TO-YEAR COMPARISON BAR GRAPH]


                             KEMPER BLUE CHIP FUND   KEMPER BLUE CHIP FUND
                                 ON 10/31/97               ON 10/31/96
CONSUMER NONDURABLES                24.6%                     18.3%

FINANCE                             20.5%                     16.2%

TECHNOLOGY                          13.1%                     10.1%

HEALTH CARE                         12.1%                     14.4%

ENERGY                               8.2%                      9.1%

CAPITAL GOODS                        7.3%                     11.9%

TRANSPORATION                        4.9%                      5.9%

UTILITIES                            4.8%                      6.3%

BASIC INDUSTRIES                     3.0%                      7.8%

CONSUMER DURABLES                    1.5%                      0.0%


A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Blue Chip Fund represented on October 31, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]


                             KEMPER BLUE CHIP FUND      RUSSELL 1000 INDEX
                                 ON 10/31/97               ON 10/31/97
CONSUMER NONDURABLES               24.6%                       20.6%

FINANCE                            20.5%                       18.6%

TECHNOLOGY                         13.1%                       14.3%

HEALTH CARE                        12.1%                       11.0%

ENERGY                              8.2%                        8.4%

CAPITAL GOODS                       7.3%                        8.7%

TRANSPORATION                       4.9%                        1.6%

UTILITIES                           4.8%                        9.3%

BASIC INDUSTRIES                    3.0%                        4.7%

CONSUMER DURABLES                   1.5%                        2.8%


* THE RUSSELL 1000 INDEX IS AN UNMANAGED CAPITALIZATION WEIGHTED PRICE ONLY INDEX COMPRISED OF THE LARGEST CAPITALIZED U.S. COMPANIES WHOSE COMMON STOCKS ARE TRADED IN THE UNITED STATES. THIS LARGE CAPITALIZATION MARKET ORIENTED INDEX IS HIGHLY CORRELATED WITH THE S&P 500 STOCK INDEX.

LARGEST HOLDINGS

THE FUND'S 20 LARGEST HOLDINGS*

Representing 31.8 percent of the fund's total net assets on October 31, 1997

-------------------------------------------------------------------------------------------------------
Holdings                                                                                        Percent
-------------------------------------------------------------------------------------------------------
1.          AMERICAN HOME PRODUCTS              Manufactures and markets health care products.     2.3%

2.          MAY DEPARTMENT STORES CO.           Owns and operates retail department stores and     2.0%
                                                self-service shoe stores.

3.          AMERICAN GENERAL CORP.              A leading provider of annuities, consumer loans    2.0%
                                                and life insurance.

4.          CSX CORP.                           A transportation company involved in rails,        1.9%
                                                shipping and trucking worldwide.

5.          SBC COMMUNICATIONS INC.             One of the world's leading diversified             1.9%
                                                telecommunications companies.

6.          MOBIL CORP.                         Produces, transports, refines and markets          1.8%
                                                petroleum and natural gas and related products.

7.          BRISTOL-MYERS SQUIBB CO.            Diversified manufacturer of health and personal    1.6%
                                                care products worldwide.

8.          INTERNATIONAL FLAVORS &             Creates and produces flavor and fragrance          1.6%
            FRAGRANCES                          products used by manufacturers.

9.          J.C. PENNEY INC.                    Department store chain.                            1.5%

10.         NORFOLK SOUTHERN CORP.              A holding company which owns Norfolk Southern      1.5%
                                                Railway and motor carrier North American Van
                                                Lines, Inc.

11.         UNOCAL CORP.                        Crude oil and natural gas.                         1.5%

12.         HARCOURT GENERAL                    Engaged in publishing and specialty retailing.     1.5%

13.         STANLEY WORKS                       A worldwide producer of tools, hardware and        1.4%
                                                specialty hardware for consumer, industrial and
                                                professional use.

14.         SAFECO CORP.                        Engaged in insurance and investment management.    1.4%

15.         JEFFERSON-PILOT CORP.               Writes life, health and accident insurance and     1.4%
                                                annuities.

16.         BENEFICIAL CORP.                    Consumer financial company.                        1.4%

17.         R.R. DONNELLY & SONS CO.            World's largest provider of print and              1.3%
                                                print-related services.

18.         SUNDSTRAND CORP.                    Systems and components for aerospace and           1.3%
                                                industrial applications.

19.         INTERNATIONAL BUSINESS              Manufactures data processing equipment and         1.3%
            MACHINES CORP.                      systems.

20.         HEWLETT-PACKARD CO.                 Manufactures computers and computer-related        1.2%
                                                products.

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1997
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                            NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.8%                       Betz Dearborn, Inc.                                 68,700       $  4,405
                                             Canon, Inc.                                          1,000             24
                                             Cementos Mexicanos, S.A. de C.V., "B," ADR          14,000             61
                                             PPG Industries, Inc.                                85,000          4,813
                                             Rentokil Initial, PLC                               22,000             89
                                             RPM, Inc.                                          160,000          3,000
                                             ---------------------------------------------------------------------------
                                                                                                                12,392
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.8%                          Emerson Electric Co.                                65,900          3,456
                                             GM Corp.                                            70,000          4,428
                                             General Electric Co.                                50,400          3,254
                                             Matsushita Electric Industrial Co., Ltd.             3,500             59
                                             Murata Manufacturing                                 1,200             49
                                             Raytheon Co.                                        85,000          4,611
                                             Sundstrand Corp.                                   110,000          5,981
                                             Technip, S.A.                                          704             75
                                             United Technologies Corp.                           40,000          2,800
                                             U.S. Industries                                    120,000          3,225
                                             York International Corp.                            50,000          2,281
                                             ---------------------------------------------------------------------------
                                                                                                                30,219
------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--10.9%                 (a)Clear Channel Communication                         55,000          3,630
                                             Dillard Department Stores                          105,000          4,029
                                             Evergreen Media Corp., convertible preferred        17,500          1,078
                                             R.R. Donnelley & Sons Co.                          184,000          6,003
                                             Harcourt General                                   130,000          6,508
                                             Hudson's Bay Co.                                     4,100             94
                                             May Department Stores Co.                          166,700          8,981
                                             Meredith Corp.                                      45,000          1,533
                                             J.C. Penney, Inc.                                  115,000          6,749
                                             Sony Corp.                                             500             42
                                             Time Warner, Inc.                                   85,000          4,903
                                          (a)Toys R Us                                          150,000          5,109
                                             ---------------------------------------------------------------------------
                                                                                                                48,659
------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%                      Honda Motor Co., Ltd.                                1,000             34
                                             Stanley Works                                      148,500          6,274
                                             ---------------------------------------------------------------------------
                                                                                                                 6,308

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--11.9%                      CPC International                                   25,000       $  2,475
                                             Dial Corp.                                         185,000          3,122
                                             General Mills, Inc.                                 45,000          2,970
                                             Gillette Co.                                        30,000          2,672
                                             H.J. Heinz Co.                                     100,000          4,644
                                             International Flavors & Fragrances                 145,000          7,014
                                             Kimberly-Clark Corp.                                90,000          4,674
                                          (a)MGM Grand                                           70,000          3,071
                                             McCormick & Co.                                     38,900            972
                                             PepsiCo                                            130,000          4,786
                                             Philip Morris Co.                                   53,000          2,100
                                             Procter & Gamble Co.                                39,000          2,652
                                             Seagram Co.                                         90,000          3,032
                                          (a)Tricon Global Restaurants, Inc.                     13,000            394
                                             Unilever N.V., ADR                                  78,000          4,163
                                             Whitman Corp.                                      105,000          2,756
                                             Wm. Wrigley Jr. Co.                                 26,400          1,911
                                             ----------------------------------------------------------------------------
                                                                                                                53,408
-------------------------------------------------------------------------------------------------------------------------
ENERGY--7.6%                                 AMOCO Corp.                                         25,000          2,292
                                             Baker Hughes, Inc.                                 100,000          4,594
                                             British Petroleum, PLC                               6,504             96
                                             Chevron Corp.                                       50,000          4,147
                                             Exxon Corp.                                         55,000          3,379
                                             MCN Corp., convertible preferred                    40,000          2,215
                                             Mobil Corp.                                        112,600          8,199
                                             Petro-Canada                                         6,000            121
                                             Unocal Corp.                                       161,000          6,641
                                          (a)Western Atlas                                       25,000          2,155
                                             ----------------------------------------------------------------------------
                                                                                                                33,839
-------------------------------------------------------------------------------------------------------------------------
FINANCE--19.0%                               American Express Co.                                42,000          3,276
                                             American General Corp.                             175,000          8,925
                                             Banc One Corp.                                      86,000          4,483
                                             Banco Santander, S.A.                                1,950             55
                                             BankAmerica Corp.                                   21,000          1,502
                                             Bank of Ireland                                     11,484            145
                                             Beneficial Corp.                                    80,000          6,135
                                             CITIC Pacific, Ltd.                                 11,000             53
                                             Federal National Mortgage Association               55,000          2,664
                                             First Union Corp.                                  110,900          5,441
                                             Fleet Financial Group, Inc.                         60,000          3,859
                                             General Growth Properties, Inc.                     70,000          2,415
                                             General RE Corp.                                    15,000          2,958
                                             Highwood Properties, Inc.                          110,000          3,795
                                             HSBC Holdings, PLC                                   1,600             36
                                             ING Groep, N.V.                                      3,010            126
                                             Jefferson-Pilot Corp.
                                               common stock                                      80,000          6,185
                                               convertible preferred                              9,000            954
                                             KeyCorp                                             50,000          3,059
                                             Mid Ocean, Ltd.                                     68,000          4,412
                                             Morgan Stanley, Dean Witter Discover & Co.          85,000          4,165
                                             NationsBank                                         70,000          4,191
                                             PNC Bank Corp.                                     100,000          4,750
                                             Safeco Corp.                                       130,000          6,191
                                             Summit Bancorp                                      30,000          1,281
                                             U.S. Bancorp                                        17,500          1,780
                                             Wilmington Trust Corp.                              40,000          2,230
                                             ----------------------------------------------------------------------------
                                                                                                                85,066

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--11.3%                           ALZA Corp.                                          80,000       $  2,085
                                             Abbott Laboratories                                 90,000          5,518
                                             American Home Products                             140,000         10,378
                                             Baxter International, Inc.                          85,000          3,931
                                             Bristol-Myers Squibb Co.                            80,000          7,020
                                          (a)British Bio-Technology Group                        17,000             29
                                          (a)Crescendo Pharmaceutical Corp.                       6,181             70
                                          (a)HealthCare COMPARE Corp.                            36,000          1,935
                                          (a)HEALTHSOUTH Corp.                                  155,000          3,962
                                             McKesson Corp.
                                               common stock                                      27,500          2,951
                                               convertible preferred                             30,000          2,280
                                             Perkin-Elmer Corp.                                  32,000          2,000
                                             Roche Holdings, A.G., rights                             9             79
                                          (a)Tenet Healthcare Corp.                             153,200          4,682
                                             United Healthcare Corp.                             75,000          3,473
                                             ----------------------------------------------------------------------------
                                                                                                                50,393
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.2%                            AMP, Inc.                                          122,500          5,513
                                          (a)Analog Devices, Inc.                               100,000          3,056
                                          (a)Cadence Design Systems                              30,600          1,629
                                          (a)Cisco Systems                                       55,000          4,512
                                             Computer Associates International                   27,000          2,013
                                          (a)Computer Sciences Corp.                             30,000          2,128
                                             Diebold Corp.                                       95,000          4,186
                                             L.M. Ericsson Telephone Co., "B"                     2,459            108
                                          (a)Gartner Group                                       55,000          1,554
                                             Harris Corp.                                       124,200          5,418
                                             Hewlett-Packard Co.                                 90,000          5,552
                                             Intel Corp.                                         14,000          1,078
                                             International Business Machines Corp.               60,000          5,884
                                          (a)National Semiconductor Corp.                        60,000          2,160
                                          (a)Oracle Corp.                                        79,000          2,827
                                             Pitney Bowes                                        50,000          3,966
                                          (a)Sun Microsystems                                    80,400          2,754
                                             ----------------------------------------------------------------------------
                                                                                                                54,338
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.5%                         CSX Corp.                                          155,000          8,477
                                             Canadian Pacific, Ltd.                             175,000          5,217
                                             Norfolk Southern Corp.                             210,000          6,746
                                             ----------------------------------------------------------------------------
                                                                                                                20,440
-------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.4%                              AirTouch Communications, convertible
                                               preferred                                         40,000          2,400
                                             Ameritech Corp.                                     77,000          5,005
                                             AT &T                                               80,000          3,915
                                             SBC Communications, Inc.                           131,000          8,335
                                          (a)Telecom Italia, SpA                                  6,450             40
                                             Telefonica de Espana, S.A.                           3,100             85
                                             ----------------------------------------------------------------------------
                                                                                                                19,780
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--92.8%
                                             (Cost: $380,687)                                                  414,842
                                             ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE OBLIGATIONS                                                     PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--.7%                        ALZA Corp., 5.00%, 2006                             $ 3,000      $  2,895
                                        ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.6%                         Kent Electronics Corp., 4.50%, 2004                  2,940          2,800
                                        ----------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE CORPORATE OBLIGATIONS--1.3%                       5,695
                                        (Cost: $5,975)
                                        ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--7.0%
                                        Yield--4.89% to 5.82%
                                        Due--November and December, 1997
                                        American Honda Finance Corp.                         6,500          6,480
                                        ConAgra                                              2,500         12,462
                                        Sanwa Business Credit Corp.                          4,600          4,597
                                        Other                                                7,700          7,695
                                        ----------------------------------------------------------------------------
                                        TOTAL MONEY MARKET INSTRUMENTS--7.0%
                                        (Cost: $31,234)                                                    31,234
                                        ----------------------------------------------------------------------------
                                        TOTAL INVESTMENTS--101.1%
                                        (Cost: $417,896)                                                  451,771
                                        ----------------------------------------------------------------------------
                                        LIABILITIES, LESS OTHER ASSETS--(1.1%)                             (4,880)
                                        ----------------------------------------------------------------------------
                                        NET ASSETS--100%                                                 $446,891
                                        ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $417,896,000 for federal income tax purposes at October 31, 1997, the gross unrealized appreciation was $39,184,000, the gross unrealized depreciation was $5,309,000 and the net unrealized appreciation on investments was $33,875,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

December 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $417,896)                                                $451,771
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                20,592
------------------------------------------------------------------------
  Fund shares sold                                                 2,238
------------------------------------------------------------------------
  Dividends and interest                                             654
------------------------------------------------------------------------
    TOTAL ASSETS                                                 475,255
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                     1,237
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           26,004
------------------------------------------------------------------------
  Fund shares redeemed                                               497
------------------------------------------------------------------------
  Management fee                                                     219
------------------------------------------------------------------------
  Distribution services fee                                           95
------------------------------------------------------------------------
  Administrative services fee                                         88
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             194
------------------------------------------------------------------------
  Trustees' fees                                                      30
------------------------------------------------------------------------
    Total liabilities                                             28,364
------------------------------------------------------------------------
NET ASSETS                                                      $446,891
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $354,029
------------------------------------------------------------------------
Undistributed net realized gain on investments                    57,107
------------------------------------------------------------------------
Net unrealized appreciation on investments                        33,875
------------------------------------------------------------------------
Undistributed net investment income                                1,880
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $446,891
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($307,726 / 17,403 shares outstanding)                          $17.68
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $18.76
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($123,449 / 7,011 shares outstanding)                           $17.61
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($10,609 / 600 shares outstanding)                              $17.69
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($5,107 / 288 shares outstanding)                               $17.72
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997
(IN THOUSANDS)

-------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------
  Dividends                                                                         $ 6,320
-------------------------------------------------------------------------------------------
  Interest                                                                            1,687
-------------------------------------------------------------------------------------------
    Total investment income                                                           8,007
-------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                      2,018
-------------------------------------------------------------------------------------------
  Distribution services fee                                                             708
-------------------------------------------------------------------------------------------
  Administrative services fee                                                           834
-------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                              1,325
-------------------------------------------------------------------------------------------
  Professional fees                                                                      40
-------------------------------------------------------------------------------------------
  Reports to shareholders                                                                85
-------------------------------------------------------------------------------------------
  Trustees' fees and other                                                               19
-------------------------------------------------------------------------------------------
    Total expenses                                                                    5,029
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 2,978
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                                              56,879
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                               14,551
-------------------------------------------------------------------------------------------
Net gain on investments                                                              71,430
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $74,408
-------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED OCTOBER 31,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  2,978              2,620
-------------------------------------------------------------------------------------------
  Net realized gain                                               56,879             48,809
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           14,551             (3,487)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              74,408             47,942
-------------------------------------------------------------------------------------------
Net equalization credits                                             209                 36
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (2,968)            (2,271)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (48,419)           (13,966)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (51,387)           (16,237)
-------------------------------------------------------------------------------------------
Net increase from capital share transactions                     167,489             56,165
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     190,719             87,906
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                256,172            168,266
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$1,880 and $1,663, respectively)                                $446,891            256,172
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,018,000 for the year ended October 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                            COMMISSIONS         ALLOWED BY ZKDI
                                                                            RETAINED BY   ----------------------------
                                                                               ZKDI       TO ALL FIRMS   TO AFFILIATES
                                                                            -----------   ------------   -------------
                             Year ended October 31, 1997                     $124,000      1,101,000         7,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                            DISTRIBUTION FEES
                                                                                AND CDSC           COMMISSIONS AND
                                                                               RECEIVED BY      DISTRIBUTION FEES PAID
                                                                                  ZKDI             BY ZKDI TO FIRMS
                                                                            -----------------   ----------------------
                             Year ended October 31, 1997                        $839,000               1,957,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in

NOTES TO FINANCIAL STATEMENTS

                             turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                    ASF PAID BY       ASF PAID BY
                                                                                 THE FUND TO ZKDI    ZKDI TO FIRMS
                                                                                 -----------------   -------------
                             Year ended October 31, 1997                             $834,000           886,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $959,000 for the year ended October 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

--------------------------------------------------------------------------------

4    TRANSACTIONS
     INVESTMENT              For the year ended October 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $747,839

                             Proceeds from sales                         639,687

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                YEAR ENDED OCTOBER 31,
                                                                         1997                            1996
                                                                 ---------------------           --------------------
                                                                 SHARES        AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                   6,618       $112,272            2,996       $46,627
                                       ------------------------------------------------------------------------------
                                        Class B                   5,184         87,500            3,136        49,419
                                       ------------------------------------------------------------------------------
                                        Class C                     580          9,803              168         2,667
                                       ------------------------------------------------------------------------------
                                        Class I                     407          7,030                3            39
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   2,615         38,297              976        13,750
                                       ------------------------------------------------------------------------------
                                        Class B                     716         10,448              110         1,543
                                       ------------------------------------------------------------------------------
                                        Class C                      40            586                6            80
                                       ------------------------------------------------------------------------------
                                        Class I                       1             23               --            --
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (3,646)       (61,114)          (2,753)      (42,327)
                                       ------------------------------------------------------------------------------
                                        Class B                  (1,845)       (31,843)            (956)      (14,819)
                                       ------------------------------------------------------------------------------
                                        Class C                    (201)        (3,375)             (51)         (785)
                                       ------------------------------------------------------------------------------
                                        Class I                    (121)        (2,138)              (2)          (29)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     209          3,585               70         1,055
                                       ------------------------------------------------------------------------------
                                        Class B                    (210)        (3,585)             (70)       (1,055)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE TRANSACTIONS       $167,489                        $56,165
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------
                                                                     Class A
                                                    ----------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------
                                                     1997    1996    1995    1994    1993
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $17.14   14.87   12.33   13.88   12.72
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .18     .22     .19     .19     .18
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.70    3.45    2.57    (.71)   1.13
--------------------------------------------------------------------------------------------------
Total from investment operations                      3.88    3.67    2.76    (.52)   1.31
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .21     .20     .20     .19     .15
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 3.13    1.20     .02     .84      --
--------------------------------------------------------------------------------------------------
Total dividends                                       3.34    1.40     .22    1.03     .15
--------------------------------------------------------------------------------------------------
Net asset value, end of year                        $17.68   17.14   14.87   12.33   13.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                         26.78%  26.72   22.74   (3.82)  10.35
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                              1.19%   1.26    1.30    1.48    1.25
--------------------------------------------------------------------------------------------------
Net investment income                                 1.07%   1.40    1.47    1.50    1.28
--------------------------------------------------------------------------------------------------

                                                    ---------------------------------------------
                                                                       Class B
                                                    ---------------------------------------------
                                                    YEAR ENDED OCTOBER 31,            MAY 31
                                                    ----------------------        TO OCTOBER 31,
                                                     1997    1996    1995              1994
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $17.09   14.82   12.29             12.30
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .04     .10     .09               .06
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.67    3.45    2.56              (.01)
-------------------------------------------------------------------------------------------------
Total from investment operations                      3.71    3.55    2.65               .05
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .06     .08     .10               .06
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 3.13    1.20     .02                --
-------------------------------------------------------------------------------------------------
Total dividends                                       3.19    1.28     .12               .06
-------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.61   17.09   14.82             12.29
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        25.62%  25.82   21.76               .42
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                              2.06%   2.08    2.06              2.43
-------------------------------------------------------------------------------------------------
Net investment income                                  .20%    .58     .71               .33
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[CAPTION]

                                              ---------------------------------      ------------------------------
                                                            CLASS C                             CLASS I
                                              ---------------------------------      ------------------------------
                                                                         MAY 31,                   NOVEMBER 22,
                                              YEAR ENDED OCTOBER 31,       TO        YEAR ENDED      1995 TO
                                              ----------------------   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               1997    1996    1995       1994          1997           1996
----------------------------------------------------------------------------------   ------------------------------
----------------------------------------------------------------------------------   ------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period          $17.15   14.88   12.32         12.30         17.18          15.30
----------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                          .03     .10     .07           .09           .32            .36
----------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)       3.71    3.45    2.62          (.01)         3.58           2.96
----------------------------------------------------------------------------------   ------------------------------
Total from investment operations                3.74    3.55    2.69           .08          3.90           3.32
----------------------------------------------------------------------------------   ------------------------------
Less dividends:
  Distribution from net investment income        .07     .08     .11           .06           .23            .24
----------------------------------------------------------------------------------   ------------------------------
  Distribution from net realized gain           3.13    1.20     .02            --          3.13           1.20
----------------------------------------------------------------------------------   ------------------------------
Total dividends                                 3.20    1.28     .13           .06          3.36           1.44
----------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                $17.69   17.15   14.88         12.32         17.72          17.18
----------------------------------------------------------------------------------    -----------------------------
TOTAL RETURN (NOT ANNUALIZED)                  25.71%  25.75   22.04           .67         26.89          21.89
----------------------------------------------------------------------------------    -----------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------    -----------------------------
Expenses                                        2.00%   2.05    2.01          2.33           .70           1.31
----------------------------------------------------------------------------------   ------------------------------
Net investment income                            .26%    .61     .76           .43          1.56           1.33
----------------------------------------------------------------------------------   ------------------------------

-------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------------------
                                                        1997          1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)              $446,891       256,172      168,266      153,172      196,327
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    183%          166          117          131          222
-------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0593 and $.0587, respectively.

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                            OFFICERS

STEPHEN B. TIMBERS                  TRACY M. CHESTER
President and Trustee               Vice President

DAVID W. BELIN                      CHARLES R. MANZONI, JR.
Trustee                             Vice President

LEWIS A. BURNHAM                    JOHN E. NEAL
Trustee                             Vice President

DONALD L. DUNAWAY                   STEVEN H. REYNOLDS
Trustee                             Vice President

ROBERT B. HOFFMAN                   PHILIP J. COLLORA
Trustee                             Vice President
                                     and Secretary

DONALD R. JONES                     JEROME L. DUFFY
Trustee                             Treasurer

SHIRLEY D. PETERSON                 ELIZABETH C. WERTH
Trustee                             Assistant Secretary

WILLIAM P. SOMMERS
Trustee


------------------------------------------------------------------------------
LEGAL COUNSEL              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER                ZURICH KEMPER SERVICE COMPANY
SERVICE AGENT              P.O. Box 419557
                           Kansas City, MO 64141
------------------------------------------------------------------------------
CUSTODIAN AND              INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT             801 Pennsylvania
                           Kansas City, MO 64105
------------------------------------------------------------------------------
INDEPENDENT AUDITORS       ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, IL 60606
------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER      ZURICH KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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KBCF - 2 (12/97) 1040970